                                                                   EXHIBIT 99(b)

                             LETTER OF TRANSMITTAL
                         TO EXERCISE CLASS B WARRANTS
                                      OF
                     INTERACTIVE FLIGHT TECHNOLOGIES, INC.
       PURSUANT TO THE EXERCISE OFFER/PROSPECTUS DATED NOVEMBER 20, 1996

                               _________________

                     INTERACTIVE FLIGHT TECHNOLOGIES, INC.
                      OFFER TO REDUCE THE EXERCISE PRICE
                         OF CLASS B WARRANTS TO $7.50
                                 TO HOLDERS OF
                        THE COMPANY'S CLASS B WARRANTS
                             FOR EXERCISES BEFORE
                               DECEMBER 24, 1996

--------------------------------------------------------------------------------
THE OFFER WILL EXPIRE ON TUESDAY, DECEMBER 24, 1996, AT 5:00 P.M., NEW YORK CITY TIME, UNLESS EXTENDED. WITHDRAWAL RIGHTS WILL ALSO EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON TUESDAY, DECEMBER 24, 1996. IN ADDITION, THE CLASS B WARRANTS WILL CEASE TO BE EXERCISABLE ON JANUARY 16, 1997, AT 5:00 P.M., NEW YORK CITY TIME, AND ALL CLASS B WARRANTS NOT EXERCISED PRIOR TO THAT TIME WILL BE REDEEMED ON JANUARY 17, 1997 FOR $.05 PER CLASS B WARRANT.
--------------------------------------------------------------------------------

                      The Warrant Agent for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                         1-(800) 937-5449 (toll free)

          By Facsimile                      By Mail or Hand Delivery:
       (718) 236-2976                       Reorganization Department
                                                 40 Wall Street
          Confirm Facsimile                          46th Floor
           by Telephone:                        New York, NY 10005
      1-(800) 937-5449 (toll free)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED

     This Letter of Transmittal is to be completed by holders (the "Holders") of Class B Warrants (defined below) either if certificates for Class B Warrants are to be forwarded herewith or, unless an Agent's Message (as defined in the Prospectus/Exercise Offer) is utilized, if exercises are to be made by book-entry transfer to an account maintained by American Stock Transfer & Trust Company (the "Warrant Agent") at the Depository Trust Company ("DTC"), Pacific Securities Trust Company ("PSDTC") or Philadelphia Depository Trust Company ("PDTC") (each a "Book-Entry Transfer Facility" and collectively referred to as the "Book-Entry Transfer Facilities"), pursuant to the procedures set forth under the caption "The Exercise Offer and Warrant Redemption-Procedure for Exercising Class B Warrants-Book-Entry Transfer" in the Exercise Offer/Prospectus, dated November 20, 1996 (the "Prospectus/Exercise Offer"). Holders who exercise Class B Warrants by book-entry transfer are referred to herein as "Book-Entry Holders."

     Holders of Class B Warrants whose certificates for such Class B Warrants (the "Warrant Certificates") are not immediately available or who cannot deliver their Warrant Certificates, together with a certified or bank check payable to "Interactive Flight Technologies, Inc." in the amount of $7.50 per share exercised in the Exercise Offer and all other required documents to the Warrant Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must exercise their Class B Warrants according to the guaranteed delivery procedures set forth under the caption "The Exercise Offer and Warrant Redemption-Procedures for Exercising Class B Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus. See Instruction
2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Warrant Agent.

NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 8. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

[_] CHECK HERE IF CLASS B WARRANTS ARE BEING EXERCISED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE WARRANT AGENT
     WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Exercising Institution:________________________________________________

Check Box of Book-Entry Transfer Facility:

[_]  The Depository Trust Company

[_]  Pacific Securities Trust Company

[_]  Philadelphia Depository Trust Company

Account Number:________________________  Transaction Code Number:______________

[_] CHECK HERE IF CLASS B WARRANTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE WARRANT AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):_______________________________________________

Window Ticket Number (if any):_________________________________________________

Date of Execution of Notice of Guaranteed Delivery:____________________________

Name of Institution which Guaranteed Delivery:_________________________________

-------------------------------------------------------------------------------------------------------------
                                DESCRIPTION OF CLASS B WARRANTS EXERCISED
-------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                       WARRANT CERTIFICATE(S) AND
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S)                  WARRANT(S) EXERCISED
ON WARRANT CERTIFICATE(S))                                     (ATTACHED ADDITIONAL LIST, IF NECESSARY)
-------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER
                                                                                 OF WARRANTS
                                                                                 REPRESENTED    NUMBER OF
                                                              CERTIFICATE         BY WARRANT     WARRANTS
                                                               NUMBER(S)         CERTIFICATES   EXERCISED*
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                             Total Warrants
-------------------------------------------------------------------------------------------------------------
  *Unless otherwise indicated, it will be assumed that all Warrants described above are being exercised.  See Instruction 4.
-------------------------------------------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby exercises the Class B redeemable stock purchase warrants (the "Class B Warrants") of Interactive Flight Technologies, Inc. a Delaware corporation (the "Company"), as described on page 4 of this Letter of Transmittal, at an exercise price of $7.50 per Class B Warrant, upon the terms and subject to the conditions set forth in the Exercise Offer/Prospectus, dated November 20, 1996 (the "Exercise Offer/Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Exercise Offer/Prospectus, constitutes the "Offer"). The undersigned understands that upon exercise of each such Class B Warrant the undersigned shall receive one (1) share (the "Underlying Stock") of the Company's Class A common stock, par value $0.01 per share (the "Class A Common Stock").

     Subject to, and effective upon, acceptance for exercise of the Class B Warrants included herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby (i) exercises and transfers to, or upon the order of, the Company all right, title and interest in and to all the Class B Warrants that are being exercised hereby, and (ii) constitutes and irrevocably appoints the Warrant Agent the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Class B Warrants with full power of substitution and re-substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver Warrant Certificates and transfer ownership of such Class B Warrants on the account books maintained by the Book-Entry Transfer Facilities, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon issuance by the Warrant Agent, as the undersigned's agent, of the applicable Underlying Stock, (b) present such Class B Warrants for transfer, and effect such transfer, on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Class B Warrants, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undesigned has full power and authority to exercise, assign and transfer the Class B Warrants exercised hereby and that, when the same are accepted for exercise by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Warrant Agent or the Company to be necessary or desirable to complete the exercise, assignment and transfer of the Class B Warrants exercised hereby. In addition, if there shall occur any anti-dilution adjustment pursuant to the terms of the Class B Warrants, or other adjustment affecting the exercise price or the number of shares of Class A Common Stock obtainable upon exercise of the Class B Warrants, the Company, in its sole discretion, may make such adjustments in the exercise price of the Class B Warrants or the securities issuable upon exercise thereof as it deems appropriate.

     All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Exercise Offer/Prospectus, this exercise is irrevocable.

     The undersigned understands that exercises of Class B Warrants pursuant to any one of the procedures described under the caption "The Exercise Offer and Warrant

Redemption-Procedures for Exercising Class B Warrants" in the Exercise Offer/Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Issuance Instructions," please issue the applicable Underlying Stock and/or return any Warrant Certificates not exercised or accepted for exercise in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the applicable Underlying Stock and/or return any Warrant Certificates not exercised or accepted for exercise (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the "Special Issuance Instructions" and the "Special Delivery Instructions" are completed, please issue and the applicable Underlying Stock and/or return any Warrant Certificates not exercised or accepted for exercise in the name(s) of, and deliver said applicable Underlying Stock and/or return certificates to, the person or persons so indicated. Holders exercising Class B Warrants by book-entry transfer may request that any Class B Warrants not accepted for exercise be returned by crediting such account maintained at such Book-Entry Transfer Facility as such Holder may designate by making an appropriate entry under "Special Issuance Instructions." The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" to issue any applicable Underlying Stock in the name of a different registered Holder if the Company does not accept for exercise any of the such Class B Warrants.

-------------------------------------------------          --------------------------------------------------
   SPECIAL ISSUANCE INSTRUCTIONS                                     SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 1, 5, 6 AND 7)                                  (SEE INSTRUCTIONS 1, 5, 6 AND 7)
          To be completed ONLY if Warrant                             To be completed ONLY if Warrant
Certificates not exercised or not accepted                 Certificates not exercised or not accepted for
for exercise and/or the applicable Underlying              exercise and/or the applicable Underlying Stock
Stock are to be issued in the name of someone              are to be sent to someone other than the
other than the undersigned, or if Class B                  undersigned, or to the undersigned at an address
Warrants exercised by book-entry transfer                  other than that shown on the front cover.
which are not accepted for exercise are to be
returned by credit to an account maintained at
a Book-Entry Transfer Facility other than that
designated on the front cover.


Issue Underlying Stock and/or certificates to:             Mail Underlying Stock and/or certificates to:

Name:_______________________________________               Name:_____________________________________________
               (PLEASE PRINT)                                               (PLEASE PRINT)

Address:____________________________________               Address:__________________________________________

____________________________________________               __________________________________________________

____________________________________________               __________________________________________________
                       (INCLUDE ZIP CODE)                                                (INCLUDE ZIP CODE)

____________________________________________               __________________________________________________
(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)           (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
-------------------------------------------------          --------------------------------------------------

             NOTE:  SIGNATURE MUST BE PROVIDED ON FOLLOWING PAGE.

--------------------------------------------------------------------------------
                                   SIGN HERE

--------------------------------------------------------------------------------

________________________________________________________________________________
                           Signature(s) of Owner(s)

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Warrant Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction 5.)

Name(s):_______________________________________________________________________

_______________________________________________________________________________
                                (Please Print)

Capacity (Full Title):_________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number:________________________________________________

Tax Identification or Social Security No.:_____________________________________

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED-SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:__________________________________________________________

Name:__________________________________________________________________________

Name of Firm:__________________________________________________________________

Address:_______________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
                              (Include Zip Code)

Area Code and Telephone Number:________________________________________________

Dated:_________________________________________________________________________
--------------------------------------------------------------------------------

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Class B Warrants) of the Class B Warrants exercised hereby, unless such holder has completed the box entitled "Special Issuance Instructions" on page 7 hereof, or (ii) if such Class B Warrants are exercised for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Warrant Certificates are to be forwarded herewith or, unless an Agent's Message (as defined in the Exercise Offer/Prospectus) is utilized, if exercises of Class B Warrants are to be made pursuant to the procedures for exercise by book-entry set forth under the caption "The Exercise Offer and Warrant Redemption-Procedures for Exercising Class B Warrants-Book-Entry Exercise" in the Exercise Offer/Prospectus. Warrant Certificates or timely confirmation (a "Book-Entry Confirmation") of a book-entry exercise of such Class B Warrants in the Warrant Agent's account at a Book-Entry Transfer Facility, as well as a Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, together with a certified or bank check payable to "Interactive Flight Technologies, Inc." in the amount of $7.50 per share exercised in the Offer and any other documents required by the Letter of Transmittal, must be received by the Warrant Agent at its address set forth herein prior to the Expiration Date. Holders whose Warrant Certificates are not immediately available or who cannot deliver their Warrant Certificates, together with a certified or bank check payable to "Interactive Flight Technologies, Inc." in the amount of $7.50 per share exercised in the Offer and all other required documents to the Warrant Agent prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry exercise on a timely basis may exercise their Class B Warrants by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under the caption "The Exercise Offer and Warrant Redemption-Procedures for Exercising Class B Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus. Pursuant to such procedure: (i) such exercise must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Warrant Agent on or prior to the Expiration Date; and (iii) the Warrant Certificates (or a Book-Entry Confirmation) representing all exercised Class B Warrants with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message), together with a certified or bank check payable to "Interactive Flight Technologies, Inc." in the amount of $7.50 per share exercised in the Offer and any other documents required by the Letter of Transmittal, must be received by the Warrant Agent within five New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, as provided under the caption "The Exercise Offer and Warrant Redemption-Procedures for Exercising Class B Warrants-Guaranteed Delivery" in the Exercise Offer/Prospectus. If Warrant Certificates are forwarded separately to the Warrant Agent, a properly completed and duly executed Letter of Transmittal (or facsimile thereof) must accompany each such delivery.

     The method of delivery of Warrant Certificates, the Letter of Transmittal and all other required documents is at the option and sole risk of the exercising Holder and the delivery will be deemed made only when actually received by the Warrant Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

     No alternative, conditional or contingent exercise will be accepted. All exercising Holders, by execution of this Letter of Transmittal or facsimile hereof, waive any right to receive any notice of the acceptance of their Class B Warrants for exercise.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the Warrant Certificate numbers and/or the number of Class B Warrants and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

     4. PARTIAL EXERCISES. (Not applicable to Holders who exercise by book-entry transfer.) If fewer than all Class B Warrants evidenced by any certificate submitted are to be exercised, fill in the number of Class B Warrants which are to be exercised in the box entitled "Number of Class B Warrants Exercised." In such case, new certificate(s) for the remainder of the Class B Warrants that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked "Special Issuance Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Class B Warrants represented by Warrant Certificates delivered to the Warrant Agent will be deemed to have been exercised unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL. If this Letter of Transmittal is signed by the registered holder(s) of the Class B Warrants exercised hereby, the signatures must correspond exactly with the name(s) as written on the face of the Warrant Certificate(s), without alteration, enlargement or any change whatsoever.

     If any of Class B Warrants exercised hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any exercised Class B Warrants are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Warrant Certificates.

     If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Class B Warrants listed and transmitted hereby, no endorsements of Warrant Certificates are required unless payment is to be made to, or certificates for Class B Warrants not exercised or accepted for exercise are to be issued in the name of, a person other than the registered owner(s). Signatures on such Warrant Certificates must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Class B Warrants listed, the Warrant Certificates must be endorsed or accompanied by appropriate transfer powers, in either case signed exactly as the name or names of the registered owner(s) appear(s) on the Warrant Certificates. Signatures on such Warrant Certificates must be guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. Except as set forth in this Instruction 6, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and exercise of exercised Class B Warrants pursuant to the Offer. If, however, issuance of the applicable Underlying Stock is to be made to, or if certificates for Class B Warrants not accepted for exercise are to be registered in the name of, any person other than the registered holder, or if exercised Warrant Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be the obligation of the Holder, unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE WARRANT CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If the applicable Underlying Stock is to be issued in the name of and/or certificates for unexercised Class B Warrants are to be returned to a person other than the signer of this Letter of Transmittal or if the applicable Underlying Stock are to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Holders exercising Class B Warrants by book-entry transfer may request that Class B Warrants not accepted for exercise be credited to such account maintained at such Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Class B Warrants not accepted for exercise will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Warrant Agent at its address set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Warrant Agent or to brokers, dealers, commercial banks or trust companies.

     9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Class B Warrants has been lost, destroyed or stolen, the Holder should promptly notify the Warrant Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH (I) WARRANT CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER, (II) A CERTIFIED OR BANK CHECK PAYABLE TO "INTERACTIVE FLIGHT TECHNOLOGIES, INC." IN THE AMOUNT OF $7.50 PER SHARE EXERCISED IN THE OFFER, AND
(III) ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE WARRANT AGENT ON OR PRIOR TO THE EXPIRATION DATE.

     Facsimile copies of the Letter of Transmittal, properly completed and duly exercised, will be accepted. The Letter of Transmittal, Warrant Certificates, a certified or bank check payable to "Interactive Flight Technologies, Inc." in the amount of $7.50 per share exercised in the Offer and any other required documents should be sent or delivered by each Holder or his broker, dealer, commercial bank, trust company or other nominee to the Warrant Agent as follows:

                      The Warrant Agent for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                         1-(800) 937-5449 (toll free)


               By Facsimile:                By Mail or Hand Delivery:
              (718) 236-2976                Reorganization Department
                                                 40 Wall Street
      Confirm Facsimile by Telephone:              46th Floor
       1-(800) 937-5449 (toll free)           New York, NY 10005

     Questions and requests for assistance may be directed to the Warrant Agent at its address and telephone number listed above. Additional copies of the Exercise Offer/Prospectus, this Letter of Transmittal and other Offer materials may be obtained from the Warrant Agent as set forth above, and will be furnished promptly at the Company's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.